THE TARGET PORTFOLIO TRUST

Target Large Capitalization Growth Portfolio

Target Large Capitalization Value Portfolio

Target Small Capitalization Growth Portfolio

Supplement dated December 17, 2014 to the

Summary Prospectus, Statutory Prospectus and Statement of Additional Information,

each dated September 25, 2014, as supplemented from time to time

Proposed Reorganizations

The Board of Trustees of the Target Portfolio Trust (the “Trust”), on behalf of each Acquired Fund (as defined below) and the Boards of Trustees/Directors of Prudential Investment Portfolios Inc. (“PIP”), Prudential Investment Portfolios 3 (“PIP 3”) and Prudential Jennison Small Company Fund, Inc. (“JSC Fund”), on behalf of the applicable Acquiring Fund (as defined below), recently approved the Growth Reorganization (as defined below), the Strategic Value Reorganization (as defined below) and the Small Company Reorganization (as defined below).

GROWTH REORGANIZATION

Acquired Fund	Acquiring Fund
Target Large Capitalization Growth Portfolio, a series of the Trust	Prudential Jennison Growth Fund, a series of PIP

STRATEGIC VALUE REORGANIZATION

Acquired Fund	Acquiring Fund
Target Large Capitalization Value Portfolio, a series of the Trust	Prudential Strategic Value Fund, a series of PIP 3

SMALL COMPANY REORGANIZATION

Acquired Fund	Acquiring Fund
Target Small Capitalization Growth Portfolio, a series of the Trust	Prudential JSC Fund

Pursuant to the proposals, the assets and liabilities of each Acquired Fund would be exchanged for shares of the relevant Acquiring Fund. The Acquiring Fund shares to be received by the Acquired Fund shareholders in each reorganization will be equal in value, will be of the same class (except that Class T shareholders of the Acquired Funds will receive Class Z shares of the relevant Acquiring Fund), and each share class will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Acquired Fund shares held by such shareholders immediately prior to each reorganization.

As part of the Strategic Value Reorganization, the Board also approved the creation and issuance of Class R shares of Prudential Strategic Value Fund (“Strategic Value Fund”) in order to accommodate Class R shareholders of Target Large Capitalization Value Portfolio who will become shareholders of Strategic Value Fund.

Under the terms of the proposals, Acquired Fund shareholders would become shareholders of the relevant Acquiring Fund. No sales charges would be imposed in connection with the proposed transaction. Each of the Acquired Funds and Acquiring Funds anticipate obtaining an opinion of counsel to the effect that the reorganization transactions will not result in any adverse federal income tax consequences to either the Acquired Funds or the Acquiring Funds or their respective shareholders.

Each reorganization is subject to approval by the shareholders of an Acquired Fund. It is anticipated that a proxy statement/prospectus relating to each reorganization transaction will be mailed to the shareholders on or about the first quarter of 2015 and that the special meetings of the Acquired Fund shareholders will be held on or about second quarter 2015. If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinions, it is expected that each reorganization transaction will be completed on or about second quarter 2015 or as soon as reasonably practicable once shareholder approval is obtained.

LR706

If Acquired Fund shareholders approve its reorganization, the Acquired Fund will distribute its realized capital gains, if any, to shareholders prior to the closing. Acquired Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution as a result.

This document is not an offer to sell shares of the Acquiring Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Please read the proxy statement/prospectus carefully, when it is available, because it contains important information about the reorganization and the Acquiring Fund.

LR706